EXHIBIT 32 .1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRICIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned do hereby certify that to the best of their knowledge and belief,  Amendment No. 1 to the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on  October     , 2007 by DiaSys Corporation, to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of DiaSys Corporation.

Dated: October 22, 2007

/s/  FREDERIC H. NEIKRUG

Frederic H. Neikrug, President and Chief Executive Officer

(principal executive officer)

Dated: October 22 , 2007

/s/ MORRIS SILVERMAN

Morris Silverman, Chief Financial Officer

(principal financial officer)